VAN ECK INTERNATIONAL INVESTORS GOLD FUND
                   -----------------------------------------
                            1997 SEMI-ANNUAL REPORT


Dear Fellow Shareholder:

Although the physical demand for gold grew faster than, and substantially exceeded, the supply of newly-mined gold and old scrap, bearish sentiment grew dramatically during the first half of this year. Commercial gold demand, according to the World Gold Council, rose 17% during the first quarter to the highest quarterly demand ever recorded in monitored markets. However, investment demand, which fell from 424 tonnes in 1995 to 82 tonnes in 1996 continues to languish (Exhibit 1). Booming global stock markets, prolonged low inflation growth rates and the strong dollar compared to European currencies meant that the demand for gold asset diversification was minimized. Global private investment portfolios hold an estimated $260 billion of gold as preferred cash reserves. It is the swings in these holdings that cause the big market moves in the gold price when confidence in paper currencies, financial markets, fiscal budgets, central bank management, bank solvency and the international monetary system either rises or falls.

It was the fear of large-scale official sector sales, which hung over the gold market for most of last year, that dominated the market for the first half of this year. The big uncertainty is the gold reserve policy of the new European Central Bank if the European Monetary Union commences operations. Until that time, prospective members are allowed to sell gold. Political pressures to reduce fiscal deficits have caused some central banks to maximize earnings by reducing the gold portion of their monetary reserves and investing the proceeds in government securities. Other central banks have bought gold. Last year, 19 countries increased their gold reserves, three more than the number of sellers. Net reported sales of 239 tonnes reflected gross sales of 588 tonnes against gross purchases of 349 tonnes. Among last year's purchasers, China and Russia were prominent.

The climax of this year's central bank selling was the unexpected announcement on July 3 of the sale of 167 tonnes of gold by the Reserve Bank of Australia over the past six months. The gold portion of Australia's monetary reserves thus was reduced from about 15% to 5%. In contrast, the Bank of Canada also reduced the gold content of its monetary reserves to approximately 5%, but this was done openly and over a period of twelve years at prices that were profitable for the Canadian gold miners. The Australian sales were mostly done at prices below the cost of mining in Australia. Confidence was, of course, shaken by this action, which demoralized the mining industry. The Prime Minister of Australia, John Howard, publicly tried to justify the action, and accordingly demonstrated how political forces dominate the so-called independence of the Reserve Bank of Australia.

Speculators have exploited this fear and uncertainty by selling large amounts of gold short. One estimate puts the short interest at over 2,000 tonnes. They presumably hope to cover their shorts by buying from other central banks if they make further sales. This pressure has driven the price of gold down from $368.30 an ounce at the end of 1996 to $334.80 an ounce at the end of June 1997. This decline was part of an intermediate downtrend that began in February 1996 at $415.50 an ounce and finally reached a closing low of $318.00 an ounce on July 16, 1997.



EXHIBIT 1                                           WORLD GOLD DEMAND AND SUPPLY
                                                              (TONNES)

                                               1990       1991        1992       1993      1994       1995       1996
                                              ------------------------------------------------------------------------
     DEMAND
     Commercial (fabrication) ............    2,559      2,723       3,112      2,917     2,994      3,182      3,227
     Investment (1) ......................      535         93         403        543       156        424         82
                                              -----------------------------------------------------------------------
     Total                                    3,094      2,816       3,515      3,460     3,150      3,606      3,309

     SUPPLY
     Mine production, old gold scrap .....     2,663     2,639       2,719      2,863     2,893      2,894      2,990
     Shortage (2) ........................       431       177         796        597       257        712        319

Notes:   (1) Ingots, coins, bars and "bank" investment
         (2) Met by net central bank sales and loans for mine forward sales and option hedging


Source: Gold Fields Mineral Services Ltd. "Gold 1997"

EVALUATION OF GOLD CONCENTRATION POLICY
The decline of the gold price to 1993 lows has, of course, been disappointing to us. We accordingly have seriously reexamined the reasoning behind our gold concentration policy. Our conclusion, briefly, is that our Fund should remain concentrated in gold mining as we believe that conditions suggest the possibility of strong upside potential for the following reasons:

1. GOLD IS UNDERVALUED
   The price of gold is undervalued compared to the cost of living and stock valuations. Since 1990 the U.S. Consumer Price Index has risen 20% from 130.7 to 156.9 last year. If the price of gold was at theoretical equilibrium in 1990 at $384 an ounce (Exhibit 2), its theoretical value today would be approximately $460 an ounce. It accordingly is selling at a discount of about 30%. Historically, over long periods of time, the price of gold has maintained its purchasing power compared to the decline in the purchasing power of currencies, but it moves in cycles.

EXHIBIT 2
The Price of Gold and Its Mean Trend
January 1970- June 1997


[GRAPH]


   The ratio of the Dow Jones Industrial Average to the price of gold reached a peak of 25.28 on July 16. It was below one in 1980. Historically, markets have often reverted to their mean averages. In our opinion, there is a good probability that the Dow/gold ratio will move to its mean and gold will again outperform the Dow when stock markets correct their recent moves.

   American investors are taking advantage of the low gold prices by buying more American Eagle coins so far this year than the totals for each of the previous three years.

2. A STRONGER GLOBAL BUSINESS CYCLE
   Global monetary policies are still stimulating demand. Although foreign central bank holdings of U.S. Treasuries held at the Federal Reserve have declined slightly since April, total global holdings of U.S. Treasuries held by official institutions, including the Federal Reserve's outright holdings, continue to rise at over a 10% annual rate as they have since 1992. Yield curves have become steeper since 1995. In Japan, negative real short-term yields prevail as a result of a nominal annual interest rate of about 1/2 of 1% and an inflation rate of over 1%. In continental Europe, real short-term interest rates are approximately 1 1/2% with 3% nominal annual interest rates and 1 1/2% inflation. With unemployment rates at record levels in France and Germany, we expect political pressures will continue to be stimulative.

   Growth in Japan and Europe is slowly responding. Continental consumers have been underspending in recent years and pent-up demand is high. When it is unleashed, production will accelerate. In Russia, the five-year decline in production has stopped and growth is beginning. A broadbased economic upturn in Asia is expected by the first half of 1998. As the global economy gathers momentum and excess capacity is absorbed, money supply growth rates and cyclical inflationary pressures may well accelerate.

3. EUROPEAN MONETARY UNION -- WEAKER DOLLAR
   Although the dollar has been strong since 1995, its long-term trend has been down. The creation of a single European currency will be a very important development in the international monetary system. The dollar will have its first real competition since the 1920's when it surpassed the pound sterling. Mr. C. Fred Bergsten, Director of the Institute for International Economics, in a FOREIGN AFFAIRS July/August 1997 article, "The Dollar and the Euro," estimates that the shift from dollars into euros could amount to between $500 billion and $1 trillion. This could drive down the dollar substantially. The euro's rough parity with the dollar is probably inevitable. Volatility between the world's key currencies will increase significantly. In addition, America's external economic position will continue to raise doubts about the future stability and value of the dollar. The United States has run current account deficits for the last 15 years. Its net foreign debt exceeds $1 trillion and is rising annually by 15 to 20%. The European Union, in contrast, has a roughly balanced international asset position and has run modest surpluses in its international accounts in recent years. Gold has often been a hedge against a weak dollar.

4. RISING ECONOMIC AND FINANCIAL RISKS
   Central bank easy money policies have been and still are contributing to further debt and asset build-ups and speculation. Low interest rates in Japan and Switzerland have encouraged vast speculative positions in U.S. debt securities. Consumer sentiment in the United States is high and is resulting in growing debt burdens as consumers go further into debt. Eventually they become excessive as faster growing debt service costs squeeze slow-growing consumer income. Stock market valuations are high. The rapid growth from an estimated $50 trillion notional amounts outstanding of finan-cial derivatives two years ago to approximately $70 trillion today and their increasing complexity has multiplied the potential for a shock to the financial system. The bullish globalized marketplace in which confidence is now so high will be faced with heightened risks if and when business activity picks up outside the United States, liquidity shrinks and credit conditions tighten. When market conditions turn less favorable, there is a real danger of a market meltdown, a generalized credit contraction, although corrective mechanisms are supposed to be in place. Including this bull market, historically there have been six great inflationary periods in financial assets since the South Sea Bubble of 1720. In each case, once security speculation was over, investors increased their gold holdings and the real prices of gold rose for an average of three years. Gold is an owned monetary asset, not someone else's liability.

GOLD SHARES
The weakness in the gold price, combined with continued fallout in the junior exploration sector following the uncovering of the fraud at Bre-X Minerals, contributed to significant declines in the price of gold shares around the world since year-end 1996.

In North America, the Philadelphia Gold and Silver Index fell 18% during the first half of 1997, making it the best performer among the regional gold share indexes, helped by relatively good performances from Battle Mountain, Newmont and Homestake--companies with low or declining costs, solid reserve bases and growth potential. On June 30, International Investors had 29% of its assets in the United States. The Toronto Gold and Silver Index, more than half of which is made up by Barrick Gold and Placer Dome, fared less well, declining 27% in U.S. dollar terms. Your Fund was 20% invested in Canadian shares on June 30. In Australia, a 5% decline in the currency translated into a 24% decline in the Australian Stock Exchange Gold Index through the end of June. The decline was compounded by poor operating results at several mines due to record-breaking rains in Western Australia and, in some cases, start-up problems at new or expanding operations or those making the transition from open-pit to underground mining. Less than 10% of your Fund is in Australian shares. Rising costs due to the aging mines and to continued labor unrest, compounded by an increased number of holidays, contributed to poor operating results at many mines and a 34% decline in the Johannesburg Gold Index in South Africa. Recognizing the problems facing the industry there, we reduced the South African exposure of your Fund from 38% at year-end 1996 to 28% by the end of June.

Many mining companies have sold gold forward for periods of three years or more and thus have protected their earnings and cash positions during this period of extreme gold price weakness. Other companies may find it difficult to secure financing for their current exploration or development programs. We accordingly reviewed our holdings and have placed emphasis on what we believe to be the better valued mines and prospects and companies that are restructuring and aiming at enhancing shareholder values. We have sold the "high-cost" producers in the Fund, such as Echo Bay and Royal Oak. We also have increased the cash position to 10%.

DIVIDEND NEWS
A quarterly dividend of $.02 a share on Class A shares was paid on June 30, 1997 to shareholders of record on June 26, 1997. You should have already received either a check or, if you participate in the dividend reinvestment plan, a statement showing the number of shares purchased for your account at net asset value on the dividend reinvestment date, June 30, 1997.

CONCLUSION
No one, including ourselves, knows when the next bull market in gold and gold shares will begin, if ever. However, we believe the gold market is discounting more net central bank gold sales than are likely to appear. A Bank of France senior officer recently said, "There is no advantage to sell gold. Maximum return was not an objective of monetary management." The Bundesbank annual report stated that gold reserves are intended to ensure financial integrity and to give it the necessary backing under difficult underlying conditions. The German Minister of Finance said Germany would not sell gold. For the reasons listed above, we expect Western investment demand to increase gradually over the next few years. Since the price of gold is now at unusually low levels and the equity markets are at record high levels, we believe that gold share investing currently represents both a prudent diversification vehicle as well as an asset with significant long-term upside potential.

We appreciate your participation in the International Investors Gold Fund and we look forward to helping you meet your investment objectives in the future.



[PHOTO]                       [PHOTO]

JOHN C. VAN ECK               LUCILLE PALERMO
CHAIRMAN                      PORTFOLIO MANAGER

July 22, 1997

GOLD SHARES AND
YOUR INCOME PORTFOLIO
JUNE 30, 1977 - June 30, 1997


[GRAPH]


THIS EXAMPLE ILLUSTRATES THE SUPERIOR PERFORMANCE OF A PORTFOLIO (ORIGINAL TOTAL INVESTMENT OF $1,000) INVESTED FOR 20 YEARS (PERIOD ENDED 6/30/97), 80% IN THE UNMANAGED LEHMAN BROTHERS GOVERNMENT BOND INDEX* AND 20% IN INTERNATIONAL INVESTORS GOLD FUND (II) OVER A PORTFOLIO INVESTED 100% IN THE SAME BOND INDEX. ** THE PORTFOLIO THAT INCLUDED GOLD SHARES (II) PROVIDED AN AVERAGE ANNUAL RATE OF RETURN OF 11.0% COMPARED TO 9.5% ON THE BONDS-ONLY PORTFOLIO, RESULTING IN THE SUBSTANTIAL DIFFERENCE IN THE FINAL VALUES OF THE PORTFOLIOS


GOLD SHARES AND
YOUR GROWTH PORTFOLIO
JUNE 30, 1977 - June 30, 1997

[GRAPH]

THIS EXAMPLE ILLUSTRATES HOW GOLD SHARES MIGHT HAVE AFFECTED THE PERFORMANCE OF A STOCK PORTFOLIO INVESTED IN THE S&P 500 INDEX, AN UNMANAGED STOCK INDEX, OVER A 20-YEAR PERIOD. THE PORTFOLIO THAT INCLUDED 20% INTERNATIONAL INVESTORS GOLD FUND WOULD HAVE ACHIEVED AN AVERAGE ANNUAL RATE OF RETURN OF 16.1% VERSUS 15.9% FOR THE STOCK-ONLY PORTFOLIO.** THE ABOVE CHART ILLUSTRATES THE PERFORMANCE OF BOTH PORTFOLIOS FOR AN ORIGINAL $1,000 INVESTMENT.

 * U.S. Treasury Securities, which comprise the Lehman Brothers Government Bond Index, are backed by the U.S. Government for payment of principal and interest. Shares of International Investors Gold Fund are not so backed.

** The portfolios with 20% held in International Investors were rebalanced monthly.

   The S&P 500 and the Lehman Brothers Government Bond Index are unmanaged indexes. Past performance is not indicative of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

++ Source: U.S. Department of Labor


HOW A $10,000 INVESTMENT IN
INTERNATIONAL INVESTORS GOLD FUND-CLASS A GREW TO $619,937

AS OF JUNE 30, 1997 THE AVERAGE ANNUAL TOTAL RETURNS WERE..

                                      Before Sales    After Maximum
                                      Charge          Sales Charge of
                                                      5.75%
--------------------------------------------------------------------------------
A shares-Life (since 2/10/56)            10.6%            10.5%
--------------------------------------------------------------------------------
Past twenty years                        12.3%            12.0%
--------------------------------------------------------------------------------
Past fifteen years                        6.8%             6.4%
--------------------------------------------------------------------------------
Past ten years                          (1.6)%           (2.2)%
--------------------------------------------------------------------------------
Past five years                           2.3%             1.1%
--------------------------------------------------------------------------------
Past one year                          (28.2)%          (32.3)%
--------------------------------------------------------------------------------
Past performance is not indicative of future results.
C shares are no longer publicly offered.




[CHART]

Note: International Investors Gold Fund became a gold-oriented fund in 1968.

THE CHART BELOW ILLUSTRATES HOW A $10,000 INVESTMENT IN INTERNATIONAL INVESTORS GOLD FUND-CLASS A WITH INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS REINVESTED WOULD HAVE GROWN TO $619,937 OVER THE LIFE OF THE FUND. IN THE OTHER CHARTS TO THE LEFT, YOU WILL ALSO SEE EXAMPLES OF HOW INTERNATIONAL INVESTORS GOLD FUND-CLASS A SHARES MIGHT ENHANCE THE RETURNS OF TWO PORTFOLIOS, ONE GROWTH, THE OTHER INCOME-ORIENTED. THIS INFORMATION IS PROVIDED STRICTLY FOR ILLUSTRATIVE PURPOSES AND IS NOT TO BE CONSTRUED AS A GUARANTEE OF FUTURE RETURNS IN INTERNATIONAL INVESTORS GOLD FUND OR ANY VAN ECK FUND. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.


[CHART]

                        INTERNATIONAL INVESTORS GOLD FUND
                STATEMENT OF NET ASSETS JUNE 30, 1997 (unaudited)

NO. OF SHARES                   SECURITIES(a)                     VALUE (NOTE 1)
-------------                   -------------                     --------------
AUSTRALIA: 9.80%
  1,100,000       Acacia Resources Ltd. ......................       $ 1,442,295
  2,400,000       Australian Resources Ltd. ..................           976,600
    278,686       Consolidated Gold N.L ......................            60,901
    818,100       Eagle Mining Corp. .........................         1,559,693
    500,000       Emperor Mines Ltd. .........................           697,034
  1,668,210       Ghana Gold Mines Ltd. ......................           326,841
    609,800       Great Central Mines N.L ....................         1,158,896
  4,000,000       Gullewa Gold N.L ...........................           105,497
    100,000       Herald Resources Ltd. ......................            50,488
  1,200,000       Menzies Gold N.L ...........................           361,704
    700,000       Mt. Leyshon Gold Mines Ltd. ................           938,923
    123,357       Newcrest Mining Ltd. .......................           340,125
  3,176,890       Normandy Mining Ltd. .......................         3,566,979
  4,344,233       Plutonic Resources Ltd. ....................        13,552,690
    500,000       Resolute Samantha Gold N.L .................           889,189
    404,400       Wiluna Mines Ltd. ..........................           143,225
    700,000       WMC Ltd. ...................................         4,484,375
                                                                     -----------
                                                                      30,655,455
                                                                     -----------
CANADA: 20.14%
     98,500       Alamos Minerals Ltd. .......................            87,759
    920,000       Barrick Gold Corp. .........................        20,240,000
    220,000       Bema Gold Corp. ............................         1,330,629
     43,600       Boliden Ltd. (Installment Receipt) .........           232,125
    200,000       Cambior Inc. ...............................         2,274,456
    281,600       Canarc Resources Corp. .....................           191,738
    250,000       Dakota Mining Corp. ........................           250,000
    400,000       El Callao Mining Corp. .....................           333,201
    320,000       Goldcorp Inc. (Class A) ....................         2,280,000
    160,000       Golden Knight Resources Ltd. ...............           326,826
    100,000       Greenstone Resources Ltd. ..................           876,462
    150,000       Meridian Gold Inc. .........................           407,446
    157,900       Minefinders Corp. Ltd. .....................           352,274
    800,000       Miramar Mining Corp. .......................         2,897,396
     75,000       Nevsun Resources Ltd. ......................           225,454
    268,400       Northern Crown Mines Ltd. ..................           200,247
     65,000       Pacific Rim Mining Corp.
                     (Special Warrant Expiring 4/04/98) (c)*..           156,602
    140,000       Pangea Goldfields Inc. .....................           405,635
    910,000       Placer Dome Inc. ...........................        14,901,250
     80,000       Prudential Steel Ltd. ......................         2,202,021
    324,900       Queenstake Resources Ltd. ..................           477,742
    250,000       Richmont Mines Inc. ........................           914,491
     14,400       Rio Narcea Gold Mines Ltd. .................            43,287
    120,000       Teck Corp. (Class B) .......................         2,429,467
     50,000       TrizecHahn Corporation .....................         1,068,750
  1,400,000       TVX Gold Inc. ..............................         7,437,500
    500,000       Vista Gold Corp. ...........................           449,096
                                                                     -----------
                                                                      62,991,854
                                                                     -----------
GHANA: 0.59%
    157,500       Ashanti Goldfields Co. Ltd. (GDR) ..........         1,840,781
                                                                     -----------

NETHERLANDS: 1.39%
     80,000       Royal Dutch Petroleum Co.
                    (N.Y. Registry Shares) ...................         4,350,000
                                                                     -----------
PERU: 0.28%
     44,500       Co. de Minas Buenaventura S.A. (ADR) .......           876,094
                                                                     -----------

SOUTH AFRICA: 28.46%
    66,000        Anglo American Corp. of South Africa (b)$ ..         3,984,750
 3,024,160        Avgold Ltd. (b) ............................         2,910,755
 2,405,000        Avmin Ltd. .................................         8,522,719
 1,000,000        Beatrix Mines Ltd. .........................         4,550,000
   267,569        Blyvooruitzicht Gold Mining Co. Ltd. (b) ...           391,327
 1,687,200        Deelkraal Gold Mining Co. Ltd. (b) .........         1,164,168
   712,500        Driefontein Consolidated ...................         4,809,376
   126,050        Durban Roodeport Deep Ltd. (b) .............           512,078
    83,924        Durban Roodeport Deep, Ltd. 8% Preferred ...           350,724
 1,846,700        Elandsrand Gold Mining Co. Ltd. (b) ........         6,636,638
   541,327        Evander Gold Mines Ltd. (b) ................         2,317,579
   940,649        Free State Consolidated Gold Mines Ltd. (b)          4,703,245
    82,000        Gold Fields of South Africa Ltd. (ADR) .....         1,927,000
   739,430        Harmony Gold Mining Co. Ltd. (ADR) .........         3,419,864
   645,000        Impala Platinum Holdings Ltd. (ADR) ........         7,155,501
 1,248,657        Kloof Gold Mining Ltd. (ADR) ...............         7,413,901
   439,780        Potgietersrust Platinum Ltd. ...............         3,270,864
 1,315,000        Randfontein Estate Gold ....................         2,769,550
   292,792        Rustenburg Platinum Holdings Ltd. (ADR) ....         5,343,452
   151,100        Vaal Reef Exploration ......................         7,271,688
   775,009        Western Area Gold Mining Co. Ltd. (ADR) ....         5,182,873
   183,365        Western Deep Levels Ltd. (ADR) .............         4,377,839
                                                                      ----------
                                                                      88,985,891
                                                                      ----------
UNITED KINGDOM: 0.27%
   500,000        Reunion Mining PLC .........................           832,425
                                                                      ----------

UNITED STATES: 28.69%
   100,000        Amax Gold, Inc. ............................           612,500
    20,000        Amerco Co. .................................           602,500
   222,000        Battle Mountain Canada, Inc. ...............         1,262,623
 1,500,000        Battle Mountain Gold Co. ...................         8,531,250
    27,000        Bedford Property Investors Inc. ............           543,375
    35,000        Cali Realty Corp. ..........................         1,190,000
    45,000        Capstar Hotel Co. ..........................         1,440,000
    45,750        Carramerica Realty Corp. ...................         1,315,313
    15,000        Cross Timbers Oil Co. ......................           288,750
   100,000        Crown Resources Corp. ......................           637,500
    22,300        Ensco International Inc. ...................         1,176,325
    40,000        Excel Realty Trust Inc. ....................         1,055,000
   440,000        Freeport-McMoran Copper & Gold Inc.
                    (Class A) ................................        12,870,000
   200,000        Getchell Gold Corp. ........................         7,050,000
 1,360,000        Homestake Mining Corp. .....................        17,765,000
    20,000        Macerich Co. (The) .........................           555,000
    81,400        Meridian Gold Inc. .........................           356,125
   260,000        Newmont Gold Co. ...........................        10,383,750
   424,900        Newmont Mining Corp. .......................        16,571,100
    10,000        Nuevo Energy Co. ...........................           410,000
    25,000        Patriot American Hospitality Inc. ..........           637,500
 1,270,000        Piedmont Mining Co., Inc. (d) ..............           381,000
    60,000        Prentiss Properties Trust ..................         1,537,500
    50,000        Public Storage Inc. ........................         1,462,500
    20,200        Security Capital Industrial Trust ..........           434,300
    24,500        Stillwater Mining Co. ......................           525,219
     3,000        Triton Energy Ltd. .........................           137,438
                                                                      ----------
                                                                      89,731,568
                                                                      ----------
TOTAL STOCKS & OTHER INVESTMENTS: 89.62%
(Cost $220,837,063) ..........................................       280,264,068
                                                                     -----------

                       See Notes to Financial Statements.

                        INTERNATIONAL INVESTORS GOLD FUND
                STATEMENT OF NET ASSETS JUNE 30, 1997 (continued)


  NUMBER OF
   CONTRACTS   CALL OPTIONS PURCHASED                             VALUE (NOTE 1)
--------------------------------------------------------------------------------
      47,249   Blyvooruitzicht Gold Mining Co. Ltd.
               Strike Price @ ZAR 6 Expiring 12/31/2000             $      9,482
      83,924   Durban Roodeport Deep Ltd.
               Strike Price @ ZAR 30 Expiring 12/31/1999                 101,793
                                                                    ------------

TOTAL CALL OPTIONS PURCHASED: 0.03% (Cost $147,239)                      111,275
                                                                    ------------


PRINC. AMT.  SHORT-TERM OBLIGATIONS: 9.53%
-----------------------------------------
$30,000,000  U.S. Treasury Bill 8/21/97
               Interest Yield of 4.96%
               (Amortized Cost: $29,789,200) ................         29,789,200
                                                                    ------------

TOTAL INVESTMENTS: 99.18% (Cost: $250,773,502) ..............        310,164,543
OTHER ASSETS LESS LIABILITIES: 0.82% ........................          2,565,846
                                                                    ------------
NET ASSETS: 100.0% ..........................................       $312,730,389
                                                                    ============


(a) Unless otherwise indicated, securities owned are shares of common stock.

(b) Includes securities in the form of American Depositary Receipts (ADR). ADR's are traded at prices substantially equivalent to those quoted for ordinary shares.

(c) Restricted securities, see Note 7.

(d) Affiliated company, see Schedule of Affiliated Company Transactions.

*  Fair value as determined by Board of Trustees.


GLOSSARY:
ADR--American Depositary Receipt
GDR--Global Depositary Receipt


SUMMARY OF
INVESTMENTS                                      % OF
BY INDUSTRY                                 PORTFOLIO
-----------                                  --------
Precious Metals .............................   74.1%
Mining--Finance House .......................    4.7%
Industrial Metals ...........................    4.1%
Real Estate .................................    3.3%
Oil Integrated--International ...............    1.4%
Diversified Mining ..........................    0.9%

Oil Drilling & Services .....................    0.7%
Hotels/Motels ...............................    0.5%
Oil/Gas Equipment & Service .................    0.4%
Oil & Gas Exploration .......................    0.3%
U.S. Treasury Obligations ...................    9.6%
                                               ------
                                               100.0%
                                               ======

                       See Notes to Financial Statements.

                        INTERNATIONAL INVESTORS GOLD FUND
                        FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

ASSETS:
Investments at value
  (cost, $250,773,502) (Note 1) ..........................         $310,164,543
Receivables:
  Securities sold ........................................            4,719,618
  Capital shares sold ....................................              190,017
  Dividends ..............................................              500,414
  From Advisor (Note 3) ..................................               14,232
Other assets .............................................               32,085
                                                                   ------------
      Total assets .......................................          315,620,909
                                                                   ------------
LIABILITIES:
Payables:
  Due to custodian .......................................            1,152,245
  Capital shares redeemed ................................              494,423
  Dividends payable ......................................              204,279
  Securities purchased ...................................              337,013
  Unrealized depreciation on forward
    currency contracts (Note 6) ..........................                7,640
  Accounts payable .......................................              694,920
                                                                   ------------
      Total liabilities ..................................            2,890,520
                                                                   ------------
NET ASSETS ...............................................         $312,730,389
                                                                   ============
CLASS A
Net asset value and redemption price
   per share ($312,730,389/31,868,394) ...................         $       9.81
                                                                   ============
Maximum offering price per share (NAV/
(1-maximum sales commission)) ............................         $      10.41
                                                                   ============
Net assets consist of:
  Aggregate paid in capital ..............................         $230,058,479
  Unrealized appreciation of investments
    and foreign currency .................................           59,383,541
  Undistributed net investment income ....................               75,828
  Undistributed realized gains ...........................           23,212,541
                                                                   ------------
                                                                   $312,730,389
                                                                   ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1997

INCOME:
Dividends (less foreign taxes withheld
  of $105,159) ...........................................         $  3,295,260
Interest .................................................            1,459,040
                                                                   ------------
      Total income .......................................            4,754,300

EXPENSES:
Management  (Note 3) ...................     $  1,497,388
Administration (Note 3) ................          599,475
Distribution-Class C (Note 4) ..........            4,695
Transfer agent .........................          634,513
Professional ...........................          105,963
Custody ................................           81,041
Reports to shareholders ................           70,209
Trustees fees ..........................           47,529
Registration ...........................           26,834
Other ..................................          128,966
                                             ------------
      Total expenses ...................        3,196,613
Expenses assumed by Advisor and
  reduced by directed brokerage
  arrangement (Note 3) .................           (8,919)
                                             ------------
  Net expenses ...........................................            3,187,694
                                                                   ------------
Net investment income ....................................            1,566,606

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (NOTE 2)
Realized gain from security transactions .................           23,105,301
Realized gain from foreign currency
  transactions ...........................................               19,384
Change in unrealized depreciation of foreign
  denominated receivables, payables and
  forward currency contracts .............................                9,333
Change in unrealized appreciation of investments .........          (91,382,774)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ........................................         ($66,682,150)
                                                                   ============

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                FOR THE
                                             SIX MONTHS ENDED        YEAR ENDED
                                              JUNE 30, 1997         DECEMBER 31,
                                               (UNAUDITED)              1996
                                              ---------------------------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income ................   $     1,566,606      $     1,985,421
    Realized gain from
      security transactions ..............        23,105,301            6,837,538
    Realized loss from gold bullion ......              --               (600,769)
    Realized gain (loss) from foreign
      currency transactions ..............            19,384              (76,831)
    Change in unrealized depreciation
      of foreign currency receivables,
     payables and forward currency
      contracts ..........................             9,333              (14,859)
    Change in unrealized appreciation
      (depreciation) of investments ......       (91,382,774)         (30,501,802)
                                             ---------------      ---------------
    Decrease in net assets
      resulting from operations ..........       (66,682,150)         (22,371,302)


Dividends to shareholders from:
    Net investment income
      Class A shares .....................        (1,519,321)          (2,651,039)
                                             ---------------      ---------------

    Net realized gain
      Class A shares .....................              --             (4,917,152)
      Class C shares .....................              --                (20,308)
                                             ---------------      ---------------
                                                        --             (4,937,460)
                                             ---------------      ---------------
                                                 (68,201,471)         (29,959,801)
                                             ---------------      ---------------
Capital share transactions*
Net proceeds from sales of shares:
      Class A shares .....................     1,896,943,228        3,349,573,323
      Class C shares .....................           118,369            2,250,614
                                             ---------------      ---------------
                                               1,897,061,597        3,351,823,937
                                             ---------------      ---------------
    Reinvestment of dividends:
      Class A shares .....................         1,018,070            5,963,797
      Class C shares .....................              --                 12,843
                                             ---------------      ---------------
                                                   1,018,070            5,976,640
                                             ---------------      ---------------
    Cost of shares reacquired:
      Class A shares .....................    (1,926,548,808)      (3,436,494,219)
      Class C shares .....................        (1,640,064)            (820,601)
                                             ---------------      ---------------
                                              (1,928,188,872)      (3,437,314,820)
                                             ---------------      ---------------


    Decrease in net assets resulting
      from capital share transactions ....       (30,109,205)         (79,514,243)
                                             ---------------      ---------------
      Total decrease in net assets .......       (98,310,676)        (109,474,044)
NET ASSETS:
  Beginning of period ....................       411,041,065          520,515,109
                                             ---------------      ---------------
  End of period (including undistributed
    net investment income of $75,828
    and $9,159, respectively) ............   $   312,730,389      $   411,041,065
                                             ===============      ===============
*SHARES OF BENEFICIAL INTEREST ISSUED AND
  REDEEMED (UNLIMITED NUMBER OF $.001
  PAR VALUE SHARES AUTHORIZED)
                                                 CLASS A              CLASS A
                                             ---------------      ---------------
    Shares sold ..........................       170,372,654          235,630,762
    Reinvestment of dividends ............            97,493              472,499
                                             ---------------      ---------------
                                                 170,470,147          236,103,261
    Shares reacquired ....................      (172,989,799)
                                             ---------------      ---------------
    Net decrease .........................        (2,519,652)          (4,550,577)
                                             ===============      ===============
                                                 CLASS C               CLASS C
                                             ---------------      ---------------
    Shares sold ..........................            10,292              147,390
     Reinvestment of dividends ...........              --                  1,100
                                             ---------------      ---------------
                                                      10,292              148,490
    Shares reacquired ....................          (156,657)             (56,586)
                                             ---------------      ---------------
    Net increase (decrease) ..............          (146,365)              91,904
                                             ===============      ===============


                       See Notes to Financial Statements.



                                                  INTERNATIONAL INVESTORS GOLD FUND
------------------------------------------------------------------------------------------------------------------------------------
SCHEDULE OF AFFILIATED COMPANY TRANSACTIONS
Transactions  with affiliates for the six months ended June 30, 1997 (as defined by the Investment Company Act of 1940) of the Fund are listed below:

                                           PURCHASES              SALES
                            12/31/96  ------------------   ----------------                 6/30/97
                              SHARE                                           REALIZED       SHARE      MARKET    DIVIDEND
ISSUER                       BALANCE   SHARES     COST      SHARES     COST  GAIN (LOSS)    BALANCE      VALUE     INCOME
-----                       --------   -------    ----      ------     ----  -----------   --------      -----     -------
Piedmont
  Mining Co., Inc.         1,270,000       --     $ --         --      $ --     $  --      1,270,000    $381,000      --

------------------------------------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

                                                      FOR THE                              CLASS A
                                                    SIX MONTHS     _______________________________________________________
                                                       ENDED                       YEAR ENDED DECEMBER 31,
                                                   JUNE 30, 1997   _______________________________________________________
                                                    (UNAUDITED)    1996       1995         1994         1993         1992
                                                   ------------    ----       ----         ----         ----         ----

Net Asset Value,
  Beginning of Period..........................      $11.90       $13.35      $15.21      $16.08       $ 7.81      $11.29
                                                     ------       ------      ------      ------       ------      ------
Income from Investment Operations:
  Net Investment Income .......................        0.04         0.05        0.08        0.19         0.14        0.17
  Net Gain (Loss) on Securities
    (both realized and unrealized).............       (2.09)       (1.29)      (1.44)      (0.36)        8.70       (3.44)
                                                     ------       ------      ------      ------       ------      ------
Total from Investment Operations...............       (2.05)       (1.24)      (1.36)      (0.17)        8.84       (3.27)
                                                     ------       ------      ------      ------       ------      ------
Less Distributions:
  Dividends from Net Investment Income (a).....        (.04)       (0.07)      (0.10)      (0.18)       (0.13)      (0.12)
  Distributions from Capital Gains.............          --        (0.14)      (0.38)      (0.52)       (0.44)      (0.09)
  Tax Return of Capital........................          --           --       (0.02)         --           --          --
                                                     ------       ------      ------      ------       ------      ------
Total Distributions............................        (.04)       (0.21)      (0.50)      (0.70)       (0.57)      (0.21)
                                                     ------       ------      ------      ------       ------      ------
Net Asset Value, End of Period.................      $ 9.81       $11.90      $13.35      $15.21       $16.08      $ 7.81
                                                     ======       ======      ======      ======       ======      ======
Total Return (b)...............................      (17.25%)      (9.37%)     (8.93%)     (1.04%)     113.41%     (29.09%)

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets,  End of Period (000)...............    $312,730     $409,331    $519,795    $634,808     $706,171    $360,177
Ratio of Net Expenses to Average Net Assets....       1.61%+       1.43%       1.42%       1.15%        1.12%       1.18%
Ratio of Net Income to Average Net Assets......       0.19%+       0.36%       0.55%       1.23%        1.13%       1.72%
Portfolio Turnover Rate........................       5.94%       12.45%       4.10%       7.08%        7.20%       2.30%
Average Commission Rate Paid (d)...............     $0.0278      $0.0197

-----------
(a) Net of foreign taxes withheld (to be included in income and claimed as a tax credit or deduction by the shareholder for federal income tax purposes) of $0.01 for 1996, $0.03 for 1995, $0.07 for 1994, $0.05 for 1993, and $0.04 for 1992.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

(c) Based on average shares outstanding.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades in which commission is charged.
  + Annualized.

                                                 See Notes to Financial Statements.


                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the International Investors Gold Fund series, a fund (the "Fund") of the Trust in the preparation of its financial statements. On April 29, 1997, all of International Investors Gold Fund Class C shares were redeemed. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates and the actual amounts could differ.

A. SECURITY VALUATION -- Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Direct investments in gold bullion are valued at the mean of the bid and asked prices quoted by a major commodity dealer. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES -- It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION -- Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies.  Purchases  and  sales  of  investments  are  translated  at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses on other foreign denominated assets and liabilities attributable to foreign currency fluctuations are recorded as net realized gains and losses from foreign currency transactions.

D. DISTRIBUTIONS -- Dividends to shareholders from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

E. OTHER -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

NOTE 2 -- Purchases and proceeds from sales of investments other than short-term obligations aggregated $20,258,706 and $73,713,701, respectively, for the six months ended June 30, 1997. For federal income tax purposes the cost of investments owned at June 30, 1997 was $250,773,502. As of June 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $59,391,041, of which $108,540,321 related to appreciated investments and $49,149,280 related to depreciated investments.

NOTE 3 -- Van Eck Associates Corporation (the "Advisor") earned fees of $1,497,388 for the six months ended June 30, 1997 for investment management and advisory services. The fee was based on an annual rate of .75 of 1% of the first $500 million of average daily net assets, .65 of 1% on the next $250 million and
 .50 of 1% of the excess over $750 million. Van Eck Securities Corp. received $75,498 for the six months ended June 30, 1997 from commissions earned on sales of shares of beneficial interest of the Fund after deducting $194,847 allowed to other dealers. In accordance with the administration agreement, the Fund reimbursed the Advisor $599,475 for costs incurred in connection with certain administrative and operational functions. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

The Advisor agreed to assume $7,558 of Class C transfer agency's expenses for the six months ended June 30, 1997. In addition, the Fund had some of its portfolio trades directed to a broker-dealer who, in return, agreed to pay $1,361 of the Fund's expenses.

NOTE 4 -- Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 1.00% of average daily net assets for Class C shares (the "Annual Limitation").

Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement of the carried forward amounts incurred for the period October 14, 1994 through April 30, 1997. The cumulative excess of distribution expenses incurred over the Annual Limitation at April 30, 1997, was $78,990 for Class C shares.

NOTE 5 -- The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less government supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

The Fund has significant investments in South African securities. South African securities may be subject to greater political, social and economic risks than investments in more developed foreign markets. Emerging market countries, such as South Africa, may present the risk of nationalization of businesses, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.

The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribution of gold and other metals, minerals, oil, natural gas and coal and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

NOTE 6 -- The Fund may buy and sell forward currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Fund may enter into forward currency contracts to hedge foreign denominated assets. Realized gains and losses from forward currency contracts are included in realized gain from foreign currency transactions. At June 30, 1997, the Fund had the following outstanding forward currency contracts:


                                  VALUE AT                      UNREALIZED
                                SETTLEMENT      CURRENT        APPRECIATION
CONTRACTS                          DATE          VALUE        (DEPRECIATION)
                                ----------      -------        ------------
FOREIGN CURRENCY SALE
  CONTRACTS:
AUD 1,294,167 expiring
  07/03/97....................   $970,626      $975,220          $(4,594)

AUD 365,608 expiring
  07/07/97....................    272,458       275,504           (3,046)
                                                                 -------
                                                                 $(7,640)
                                                                 ========

The Fund may incur additional risk from investments in forward currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.


NOTE 7 -- RESTRICTED SECURITY
The following security is restricted as to sale:

                                               PERCENT OF
                    DATE                       NET ASSETS
                  ACQUIRED     COST     VALUE  AT 6/30/97
                  ---------    -----   ------   ---------
Pacific Rim
  Mining Corp.
  (Special
  Warrant)        04/04/97   $298,326  $156,602   0.05%


NOTE 8 -- TRUSTEE DEFERRED COMPENSATION PLAN. -- The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. If a trustee has directed all or a portion of his fee to be invested in the Fund, the unfunded liability remains outstanding in the Fund's records since the Fund cannot invest in itself. The Plan has been approved by the Internal Revenue Service.

As of June 30, 1997, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $62,604.

VAN ECK FAMILY OF FUNDS
--------------------------------------------------------------------------------

GLOBAL HARD ASSETS FUND
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

INTERNATIONAL INVESTORS GOLD FUND
Founded in 1955, this Fund is the oldest  gold-oriented  mutual fund in the U.S.
It  invests  in  gold-mining   shares  globally  and  seeks  long-term   capital
appreciation, moderate yield and protection against monetary uncertainties.

GOLD/RESOURCES FUND
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

EMERGING MARKETS GROWTH FUND
This Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

ASIA DYNASTY FUND
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region.

GLOBAL BALANCED FUND
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

GLOBAL INCOME FUND
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. GOVERNMENT MONEY FUND
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

--------------------------------------------------------------------------------

This report must be accompanied or preceded by a Van Eck Gold and Money Funds prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Global Funds prospectus, please call the number listed below. Please read the prospectus before investing.


[LOGO]
Van Eck Global

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016
www.vaneck.com
FOR ACCOUNT ASSISTANCE PLEASE CALL (800) 544-4653

FR1997-0728-0052



                             J U N E  3 0 ,  1 9 9 7


                                     VAN ECK
                    ----------------------------------------
                                  INTERNATIONAL
                    ----------------------------------------
                                    INVESTORS
                    ----------------------------------------
                                      GOLD
                    ----------------------------------------
                                      FUND
                    ----------------------------------------
                                   SEMI-ANNUAL
                    ----------------------------------------
                                     REPORT
                    ----------------------------------------

                                     [LOGO]
                                 Van Eck Global